Non-current assets	12 Months Ended
Dec. 31, 2013
Non-current assets [Abstract]
Non-current assets
8.     Non-current assets
The scrap value of the vessels is estimated at $300 (2012: $300) per lightweight ton. Interest capitalized in relation to vessels under construction as of December 31, 2013 amounts to $2,372,199 (2012: $1,081,182). Vessels, which are owned and operated by Ardmore, have been provided as collateral under certain loan agreements entered into by Ardmore (see Note 9). As at December 31, 2013 an amount of $4,234,701 (2012: $0) was included in vessels and equipment which related to initial payments for the acquisition of a second-hand vessel that had not delivered at the balance sheet date. Other non-current assets comprise office equipment, fixtures and fittings. No impairment has been recognized as at the balance sheet date.